Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of August 1, 2022.

/s/ Edgar M. Cullman, Jr.
Edgar M. Cullman, Jr.

/s/ Elissa F. Cullman
Elissa F. Cullman

/s/ Susan R. Cullman
Susan R. Cullman

/s/ Edgar M. Cullman, III
Edgar M. Cullman, III

/s/ Samuel B. Cullman
Samuel B. Cullman

/s/ Georgina D. Cullman
Georgina D. Cullman

/s/ Frederick M. Danziger
Frederick M. Danziger

/s/ Lucy C. Danziger
Lucy C. Danziger

/s/ David M. Danziger
David M. Danziger

/s/ Richard M. Danziger
Richard M. Danziger

/s/ Sunaina L. Danziger
Sunaina L. Danziger

/s/ Sameena J. Danziger
Sameena J. Danziger

/s/ John L. Ernst
John L. Ernst

/s/ Margot P. Ernst
Margot P. Ernst

/s/ John L. Ernst, on behalf of Dorothy P. Ernst
Dorothy P. Ernst

/s/ Alexandra Ernst
Alexandra Ernst

/s/ Cooper S. Siegel
Cooper S. Siegel

/s/ Jessica P. Kerns
Jessica P. Kerns

/s/ Matthew L. Ernst
Matthew L. Ernst

/s/ Jonah Ernst
Jonah Ernst

/s/ Odessa J. Ernst
Odessa J. Ernst

/s/ Michael S. Gamzon
Michael S. Gamzon

/s/ Rebecca D. Gamzon
Rebecca D. Gamzon

/s/ Sarah D. Gamzon
Sarah D. Gamzon

/s/ Michael S. Gamzon, on behalf of Andrew B. Gamzon
Andrew B. Gamzon

/s/ Benjamin C. Stewart

Benjamin C. Stewart

/s/ Carolyn B. Sicher
Carolyn B. Sicher

Estate of Louise B. Cullman

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

Estate of Justus Heijmans

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

Edgar M. & Louise B. Cullman Foundation

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

B. Bros. Realty, LLC

By:	/s/ John L. Ernst
Name:	John L. Ernst
Title:	Managing Member

u/w/o Elsie B Paskus 3/8/91 Trust F/B/O Frederick M. Danziger Family

By:	/s/ Frederick M. Danziger
Name:	Frederick M. Danziger
Title:	Trustee

u/i/o Elsie B Paskus 8/26/64 Trust F/B/O Frederick M. Danziger

By:	/s/ Frederick M. Danziger
Name:	Frederick M. Danziger
Title:	Trustee

u/i/o Lucy Danziger 12/24/69 Trust F/B/O Rebecca D. Gamzon

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Edgar Cullman 12/26/72 Trust F/B/O David M. Danziger

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Edgar Cullman 12/26/72 Trust F/B/O Rebecca D. Gamzon

By:	/s/ Frederick M. Danziger
Name:	Frederick M. Danziger
Title:	Trustee

u/i/o Edgar M Cullman 12/23/76 Trust F/B/O Georgina D. Cullman

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

Georgina D. Cullman 2012 Family Trust (Edgar Cullman Jr. Grantor)

By:	/s/ Elissa F. Cullman
Name:	Elissa F. Cullman
Title:	Trustee

Trust F/B/O David M. Danziger

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

Andrew B Gamzon 2011 Trust (Frederick M. Danziger Grantor)

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

Sarah D Gamzon 2011 Trust (Frederick M. Danziger Grantor)

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Rita Bloomingdale 12/21/50 Trust F/B/O Lucy C Danziger

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Louise Cullman 3/23/55 Trust F/B/O David Danziger

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Louise Cullman 3/23/55 Trust F/B/O Rebecca Gamzon

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Edgar Cullman 3/23/55 Trust F/B/O David Danziger

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Edgar Cullman 3/23/55 Trust F/B/O Rebecca Gamzon

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Louise Cullman 6/30/54 Trust F/B/O David Danziger

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Louise Cullman 6/30/54 Trust F/B/O Rebecca Gamzon

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Samuel Bloomingdale and Rita Bloomingdale 1/10/50 Trust F/B/O Lucy C. Danziger

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Rita Bloomingdale 6/14/51 Trust F/B/O Lucy C. Danziger

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

Sunaina L Danziger 2011 Trust (Frederick M. Danziger Grantor)

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

Sameena J Danziger 2011 Trust (Frederick M. Danziger Grantor)

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Lucy Danziger 12/25/76 Trust F/B/O Rebecca D. Gamzon

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Lucy Danziger 12/25/76 Trust F/B/O David M. Danziger

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Louise Cullman 1/6/53 Trust F/B/O David Danziger

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Louise Cullman 1/6/53 Trust F/B/O Rebecca Gamzon

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Edgar M Cullman 12/23/76 Trust F/B/O David M. Danziger

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Edgar M Cullman 12/23/76 Trust F/B/O Rebecca D. Gamzon

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Samuel Bloomingdale 8/2/55 Trust F/B/O David Danziger

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/i/o Samuel Bloomingdale 8/2/55 Trust F/B/O Rebecca Gamzon

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/w/o Frances W Cullman 7/23/59 Trust F/B/O Edgar M. Cullman, Jr.

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/w/o Frances W Cullman 7/23/59 Trust F/B/O Lucy C. Danziger

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/w/o Frances W Cullman 7/23/59 Trust F/B/O Susan R Cullman

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

Trust F/B/O Lucy C. Danziger

By:	/s/ Lucy C. Danziger
Name:	Lucy C. Danziger
Title:	Trustee

u/w/o Rita Bloomingdale 2/29/56 Trust F/B/O Desc of Lucy C Danziger

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Samuel Bloomingdale and Rita Bloomingdale 1/10/50 Trust F/B/O Susan R. Cullman

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Edgar Cullman and Louise B Cullman Trust F/B/O Susan R. Cullman

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Samuel Bloomingdale 12/21/50 Trust F/B/O Edgar M. Cullman Jr.

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Samuel Bloomingdale 12/21/50 Trust F/B/O Susan R Cullman

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Rita Bloomingdale 12/21/50 Trust F/B/O Edgar M. Cullman Jr

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Rita Bloomingdale 12/21/50 Trust F/B/O Susan R. Cullman

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Rita Bloomingdale 6/14/51 Trust F/B/O Edgar M Cullman Jr

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Rita Bloomingdale 6/14/51 Trust F/B/O Susan R Cullman

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Louise Cullman 1/6/53 Trust F/B/O Desc of Edgar M Cullman, Jr.

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Louise B. Cullman 6/305/54 Trust F/B/O Desc of Edgar M Cullman, Jr.

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Louise B. Cullman 6/30/54 Trust F/B/O Desc of Susan R. Cullman

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Edgar M. Cullman 3/23/55 Trust F/B/O Desc of Edgar M Cullman, Jr.

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Edgar M. Cullman 3/23/55 Trust F/B/O Desc of Susan R. Cullman

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Louise B. Cullman 3/23/55 Trust F/B/O Desc of Edgar M. Cullman, Jr.

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Louise B. Cullman 3/23/55 Trust F/B/O Desc of Susan R. Cullman

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Samuel J Bloomingdale 8/2/55 Trust F/B/O Desc of Susan R. Cullman

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/w/o Rita Bloomingdale 2/29/56 Trust F/B/O Desc of Edgar M Cullman, Jr.

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/w/o Rita Bloomingdale 2/29/56 Trust F/B/O Desc of Susan R. Cullman

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Edgar M Cullman Jr. 12/25/76 Trust F/B/O Edgar M. Cullman, III

By:	/s/ Elissa F. Cullman
Name:	Elissa F. Cullman
Title:	Trustee

u/i/o Edgar M Cullman Jr 12/25/76 Trust F/B/O Samuel B. Cullman

By:	/s/ Elissa F. Cullman
Name:	Elissa F. Cullman
Title:	Trustee

u/i/o Edgar M Cullman 12/23/76 Trust F/B/O Edgar M. Cullman, III

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Edgar M Cullman 12/23/76 Trust F/B/O Samuel B. Cullman

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Edgar M Cullman 12/23/76 Trust F/B/O Carolyn B. Sicher

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/i/o Elsie B Paskus 8/26/64 Trust F/B/O Richard M. Danziger

By:	/s/ Frederick M. Danziger
Name:	Frederick M. Danziger
Title:	Trustee

Trust F/B/O Desc of J. L. Ernst

By:	/s/ John L. Ernst
Name:	John L. Ernst
Title:	Trustee

LBC Article 7 Trust F/B/O SRC

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

LBC Article 7 Trust F/B/O DMD

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

LBC Article 7 Trust F/B/O RDG

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

LBC Article 7 Trust F/B/O EMC III

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

LBC Article 7 Trust F/B/O SBC

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

LBC Article 7 Trust F/B/O GDC

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

Trust F/B/O Dorothy P. Ernst

By:	/s/ John L. Ernst
Name:	John L. Ernst
Title:	Trustee

Trust F/B/O John L. Ernst

By:	/s/ John L. Ernst
Name:	John L. Ernst
Title:	Trustee

Trust F/B/O Dorothy P. Ernst

By:	/s/ John L. Ernst
Name:	John L. Ernst
Title:	Trustee

Trust F/B/O John L. Ernst

By:	/s/ John L. Ernst
Name:	John L. Ernst
Title:	Trustee

Trust F/B/O Desc of John L. Ernst

By:	/s/ John L. Ernst
Name:	John L. Ernst
Title:	Trustee

Trust F/B/O Desc of Carolyn S. Fabrici

By:	/s/ John L. Ernst
Name:	John L. Ernst
Title:	Trustee

Trust F/B/O Desc of Susan R. Cullman

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

Trust F/B/O Desc of John L. Ernst

By:	/s/ John L. Ernst
Name:	John L. Ernst
Title:	Trustee

Trust F/B/O Desc of Carolyn S. Fabrici

By:	/s/ John L. Ernst
Name:	John L. Ernst
Title:	Trustee

Trust F/B/O Desc of E.M. Cullman, Jr.

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

Trust F/B/O Desc of J.L. Ernst

By:	/s/ John L. Ernst
Name:	John L. Ernst
Title:	Trustee

Trust F/B/O Desc of C.S. Fabrici

By:	/s/ John L. Ernst
Name:	John L. Ernst
Title:	Trustee

Trust F/B/O Desc of J.L. Ernst

By:	/s/ John L. Ernst
Name:	John L. Ernst
Title:	Trustee

Trust F/B/O Desc of C.S. Fabrici

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

Trust F/B/O Carolyn B. Sicher

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

Trust F/B/O Desc of C. S. Fabrici

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

Trust F/B/O Desc of J. L. Ernst

By:	/s/ John L. Ernst
Name:	John L. Ernst
Title:	Trustee

u/w/o Joseph F Cullman 6/30/50 Trust F/B/O Susan R. Cullman

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

u/w/o Joseph F Cullman 6/30/50 Trust F/B/O Edgar M. Cullman Jr.

By:	/s/ Edgar M. Cullman, Jr.
Name:	Edgar M. Cullman, Jr.
Title:	Trustee

u/w/o Joseph F Cullman 6/30/50 Trust F/B/O Lucy C. Danziger

By:	/s/ David M. Danziger
Name:	David M. Danziger
Title:	Trustee

D.M. Danziger Family 2021 Trust

By:	/s/ Rebecca D. Gamzon
Name:	Rebecca D. Gamzon
Title:	Trustee